Tortoise Energy Infrastructure Corporation

Investor Update
1Q 2005

Tortoise Energy Reports First Quarter Results

April 12, 2005

DEAR FELLOW STOCKHOLDERS,

We are pleased to submit to you our report for Tortoise Energy Infrastructure Corporation for the quarter ended February 28, 2005. This quarter begins our first full fiscal year, which will end November 30, 2005. Our quarters were chosen to allow us to pay dividends to stockholders as quickly as possible following the receipt of distributions from our investments. Accordingly, the release of our financial information will be after the dividend has already been declared.

Tortoise Energy paid its first dividend for fiscal year 2005 of $0.44 per share to stockholders on March 1, 2005. This dividend represented an increase over the previous quarter despite the additional shares outstanding due to the December equity offering. We expect a significant portion of dividends paid in 2005 to be treated as return of capital for income tax purposes. As of February 28, 2005, total assets of Tortoise Energy were approximately $623 million.

Calculation of Distributable Cash Flow (“DCF”)
Three months ended February 28, 2005(1
Distributions Received from MLPs Plus stock dividend Interest and dividend income	$ 7,642,832 1,001,416 297,857
Cash Received from Investments Net Operating Expenses(2	$ 8,942,105 (2,478,064)
Distributable Cash Flow	$ 6,464,041
Shares Outstanding
Dividend per Share (100.4% DCF)

(1) For complete financial information refer to the unaudited financial statements and footnotes included in this report.
(2) Current and anticipated operating expenses, less the expense reimbursement and waiver from the advisor.
14,744,095 $ 0.44

Investment Review
The proceeds of the December offering were invested in a combination of direct investments and open market purchases of MLPs.  These investments included Tortoise Energy's participation in the direct purchase of Enbridge Energy Partners, LP's Class A Common Unit.

1

MLP Overview and Investment Outlook
The year 2004 marked a very strong period of total returns in the MLP sector driven by:

·	Strong business fundamentals throughout much of the sector,

·	Increased cash flow from accretive acquisitions and expansion projects, and

·	Strong demand for MLPs due to increased investor interest.

In spite of rising oil and gas prices during the year, the demand for energy commodities continued to grow, according to the United States Energy Information Agency. This growth in demand for energy commodities is the primary driver of revenue for MLPs operating in the energy infrastructure sector. Increases in volumes transported, processed, stored and delivered have positively impacted the operating results and cash distributions of the MLPs in which we have invested. Acquisition activity by MLPs was also strong during the year, as MLPs purchased $7 billion in assets—another positive indicator of growth. So far in 2005, another $3 billion of assets have been purchased by MLPs.

We believe the outlook for 2005 remains positive. We believe that visible growth prospects, accretion from recent acquisitions, and healthy distribution coverage ratios, combined with solid fundamentals, should lead to another year of distribution increases in the MLP sector. One variable that we expect will impact how MLPs perform in the short-term is movement in interest rates. While many economists are predicting higher short and long-term interest rates, and the Federal Reserve has increased the short-term Federal funds rate, we believe that the ability of MLPs to increase distributions should help maintain stock prices for MLP shares.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that Tortoise Energy’s investment objective will be attained.

Financing Activity and Leverage Strategy
Tortoise Energy currently is engaged in the use of financial leverage. During 2004, we issued $110,000,000 in aggregate principal amount of Tortoise Notes and Money Market Preferred Shares with an aggregate liquidation preference of $35,000,000. Together, the aggregate principal amount of outstanding Tortoise Notes and the aggregate liquidation preference of outstanding MMP Shares represented approximately 23.2% of total assets as of February 28, 2005. Currently under the 1940 Act, a company may not borrow for investment purposes more than 331/3% of its total assets and may not issue preferred stock with an aggregate liquidation preference of more than 50% of its total assets.

2

On April 11, 2005 and subsequent to quarter end, Tortoise Energy completed an offering of Series C Tortoise Notes which provided an additional $55 million (before offering costs) available for investment.

With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe Tortoise Energy is well positioned to deliver yield, growth and quality to its stockholders.

Sincerely,

The Managers

TORTOISE CAPITAL ADVISORS, L.L.C.

H. Kevin Birzer

David J. Schulte

Terry Matlack

Zachary A. Hamel

Kenneth P. Malvey

3

SCHEDULE OF INVESTMENTS (Unaudited)
	February 28, 2005
Common Stock - 0.56% +	Shares	Value

Natural Gas Gathering/Processing - 0.56% +
Crosstex Energy, Inc. (Cost $2,246,338)	56,536	$ 2,346,244

Master Limited Partnerships - 142.80% +

Coal - 2.48% +
Natural Resource Partners L.P.	169,700	10,356,791

Shipping - 0.63% +
U.S. Shipping Partners L.P.	2,000	54,240
K-Sea Transportation Partners L.P.	71,300	2,583,912
		2,638,152

Crude/Refined Products Pipelines - 87.30% +
Buckeye Partners, L.P.	415,200	18,231,432
Enbridge Energy Partners, L.P.	419,200	22,657,760
Enbridge Energy Partners, L.P. ^	501,300	25,400,871
Holly Energy Partners, L.P.	427,070	16,634,377
Kaneb Pipe Line Partners, L.P.	414,500	25,429,575
Kinder Morgan Management, LLC #	946,032	40,603,693
Kinder Morgan Management, LLC #^	420,815	17,779,434
Magellan Midstream Partners, L.P.	841,637	51,045,284
Pacific Energy Partners, L.P.	656,500	21,277,165
Plains All American Pipeline, L.P.	728,400	28,509,576
Plains All American Pipeline, L.P. ^	486,855	18,768,260
Sunoco Logistics Partners, L.P.	810,100	33,943,190
TEPPCO Partners, L.P.	607,400	26,628,416
Valero, L.P.	294,700	18,321,499
		365,230,532

Natural Gas/Natural Gas Liquid Pipelines - 13.64% +
Enterprise Products Partners, L.P.	1,845,800	49,319,776
Northern Border Partners, L.P.	151,200	7,726,320
		57,046,096

Natural Gas Gathering/Processing - 24.43% +
Copano Energy, LLC	155,800	4,349,936
Energy Transfer Partners, L.P.	902,300	57,566,740
Hiland Partners, L.P.*	36,548	1,112,887
Markwest Energy Partners, L.P.	226,100	11,110,554
Markwest Energy Partners, L.P. ^	579,710	28,057,964
		102,198,081

4

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	February 28, 2005
	Shares	Value

Propane Distribution - 14.32% +
Inergy, L.P.	1,732,220	56,470,372
Inergy, L.P. ^	118,414	3,419,796
		59,890,168

Total Master Limited Partnerships (Cost $466,105,528)		597,359,820

Principal
Promissory Notes - 1.78% +	Amount

K-Sea Transportation Partners L.P. - Unregistered, 8.320%, Due 03/31/2009 (Cost $7,454,492) ^ @	$7,552,475	7,454,492

Short Term Investments - 1.63% +	Shares

First American Government Obligations Money Market Fund - Class Y (Cost $6,822,983)	6,822,983	6,822,983
Total Investments - 146.77% + (Cost $482,629,341)		613,983,539

Interest Rate Swap Contracts - 0.20% +

$60,000,000 notional, matures 7/10/2007 - Unrealized Appreciation		431,106
$50,000,000 notional, matures 7/17/2007 - Unrealized Appreciation		393,332
		824,438

Liabilities in Excess of Other Assets - (38.60%) +		(161,468,778)

Preferred Shares at Redemption Value - (8.37%) +		(35,000,000)

Total Net Assets Applicable to Common Stockholders - 100.00% +		$418,339,199

Footnotes and Abbreviations
+ Calculated as a percentage of net assets.
* Non-Income producing security.
^ Fair valued securities represent a total market value of $100,880,817 which represents 24.11% of net assets.
# Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of February 28, 2005.
See Accompanying Notes to the Financial Satements.

5

STATEMENT OF ASSETS & LIABILITIES (Unaudited)
Assets	February 28, 2005
Investments at value (cost $482,629,341)	$613,983,539
Cash	5,546,800
Receivable for Adviser reimbursement	485,710
Receivable for investments sold	564,388
Interest and dividend receivable	38,261
Unrealized appreciation on interest rate swap contracts	824,438
Prepaid expenses and other assets	2,083,584
Total assets	623,526,720
Liabilities
Payable to Adviser	1,134,756
Dividend payable on preferred shares	66,116
Dividend payable on common shares	6,487,453
Accrued expenses and other liabilities	225,418
Deferred tax liability	52,273,778
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Total liabilities	170,187,521

Preferred Shares
$25,000 liquidation value per share applicable to 1,400 outstanding shares(7,500 shares authorized)	35,000,000
Net assets applicable to common stockholders	$418,339,199
Net Assets Applicable to Common Stockholders Consist of
Capitol stock, $0.001 per value; 14,744,095 shares issued and outstanding (100,000,000 shares authorized)	$14,744
Additional paid-in capital	336,581,138
Accumulated net investment loss, net of deferred tax benefit	(423,327)
Undistributed realized gain, net of deferred tax expense	1,544,787
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	80,621,857
Net assets applicable to common stockholders	$418,339,199
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$28.37
See Accompanying Notes to the Financial Satements.

6

STATEMENT OF OPERATIONS (Unaudited)
Period from December 1, 2004 through February 28, 2005
Investment Income
Gross distributions from master limited partnerships	$7,642,832
Less: return of capital on distributions	(6,285,258)
Distribution income from master limited partnerships	1,357,574
Dividends from money market mutual funds	132,870
Interest	164,987
Total Investment Income	1,655,431
Expenses
Advisory fees	1,249,758
Professional fees	84,801
Administrator fees	86,584
Directors' fees	19,641
Custodian fees and expenses	12,447
Reports to stockholders	10,593
Registration fees	9,000
Fund accounting fees	10,224
Stock transfer agent fees	2,640
Other expenses	18,087
Total expenses before interest expense and auction agent fees	1,503,775
Interest expense on auction rate senior notes	686,915
Auction agent fees	62,460
749,375
Total Expenses	2,253,150
Less expense reimbursement by Adviser	(302,573)
Net Expenses	1,950,577
Net Investment Loss, before deferred tax benefit	(295,146)
Deferred tax benefit	115,107
Net Investment Loss	(180,039)

7

STATEMENT OF OPERATIONS (Unaudited)
(Continued)
Period from December 1, 2004 through February 28, 2005

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,893,683
Net realized loss on interest rate swap settlements	(305,463)
Net realized gain, before deferred tax expense	2,588,220
Deferred tax expense	(1,009,406)
Net realized gain on investments and interest rate swap settlements	1,578,814
Net change in unrealized appreciation of investments	52,769,208
Net change in unrealized appreciation of interest rate swap contracts	1,032,968
Net change in unrealized gain, before deferred tax expense	53,802,176
Deferred tax expense	(21,049,461)
Net change in unrealized appreciation of investments and interest rate swap contracts	32,752,715
Net Realized and Unrealized Gain on Investments	34,331,529
Dividends to Preferred Stockholders	(222,024)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$33,929,466
See Accompanying Notes to the Financial Satements.

8

STATEMENT OF CHANGES IN NET ASSETS
	Period from December 1, 2004 through February 28, 2005 (Unaudited)	Period from February 27, 2004 (1) through November 30, 2004
Operations
Net investment loss	$(180,039)	$243,288)
Net realized gain (loss) on investments and interest rate swap settlements	1,578,814	(34,027)
Net change in unrealized appreciation of investments and interest rate swap contracts	32,752,715	47,869,142
Dividends to preferred stockholders	(222,024)	(152,568)
Net increase in net assets applicable to common stockholders resulting from operations	33,929,466	47,439,259
Dividends and Distributions to Common Stockholders
Net investment income	-	-
Return of capital	(6,487,453)	(12,278,078)
Total dividends to common stockholders	(6,487,453)	(12,278,078)
Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares	-	275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an
overallotment option granted to underwriters of the initial public offering	-	40,000,000
Underwriting discounts and offering expenses associated with the issuance of
common shares	-	(14,705,165)
Underwriting discounts and offering expenses associated with the issuance of
preferred shares	157,715	(725,000)
Issuance of 41,660 and 61,107 common shares from reinvestment of dividend distributions		1,453,105
to stockholders, respectively	1,105,224
Proceeds from secondary offering of 1,755,027 common shares	47,999,988	-
Proceeds from issuance of 263,254 common shares in connection with exercising an
overallotment option granted to underwriters of the secondary offering	7,199,997	-
Underwriting discounts and offering expenses associated with the issuance of
common shares	(2,118,281)	-
Net increase in net assets, applicable to common stockholders, from capital share transactions	54,344,643	301,022,940
Total increase in net assets applicable to common stockholders	81,786,656	336,184,121
Net Assets
Beginning of period	336,552,543	368,422
End of period	$418,339,199	$336,552,543
Accumulated net investment loss, net of deferred tax benefit, at the end of period	$(423,327)	$(243,288)
(1) Commencement of Operations.
See Accompanying Notes to the Financial Satements.

9

STATEMENT OF CASH FLOWS (Unaudited)

Period from December 1, 2004 through February 28, 2005

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$7,642,832
Interest and dividend income received	283,627
Purchases of long term investments	(64,071,497)
Proceeds from sale of long-term investments	15,090,397
Net purchases of short term investments	(3,613,657)
Payments for interest rate swap settlements	(305,463)
Interest expense paid	(718,253)
Operating expenses paid	(1,574,374)
Net cash used in operating activities	(47,266,388)
Cash Flows from Financing Activities
Issuance of common stock	55,199,985
Common stock issuance costs	(2,118,281)
Dividends paid to preferred stockholders	(198,394)
Dividends paid to common stockholders	(4,348,962)
Net cash provided by financing activities	48,534,348
Net decrease in cash	1,267,960
Cash--beginning of period	4,278,840
Cash--end of period	$5,546,800

10

STATEMENT OF CASH FLOWS (Unaudited)

(Continued)

Period from December 1, 2004 through February 28, 2005
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$33,929,466
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(57,786,239)
Proceeds from sales of investments	15,090,397
Net purchases of short term investments	(3,613,657)
Deferred income taxes	21,943,760
Net change in unrealized appreciation on investments and interest rate swap contracts	(53,802,176)
Realized gains on investments	(2,893,683)
Accretion of discount on investments	(5,014)
Amortization of debt issuance costs	8,843
Dividends to preferred stockholders	222,024
Changes in operating assets and liabilities
Increase in interest and dividend receivable	(14,230)
Increase in prepaid expenses and other assets	(202,742)
Increase in payable to Adviser, net of reimbursement	75,748
Decrease in accrued expenses and other liabilities	(218,885)
Total adjustments	(81,195,854)
Net cash used in operating activities	$(47,266,388)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$1,105,224
See Accompanying Notes to the Financial Satements.

11

FINANCIAL HIGHLIGHTS

	Period from December 1, 2004 through February 28, 2005 (Unaudited)	Period from February 27, 2004 (1)through November 30, 2004

Per Common Share Data (2)
Net Asset Value, beginning of period	$26.53	$-
Public offering price	-	25.00
Underwriting discounts and offering costs on initial public offering	-	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	-	(0.06)
Premiums and underwriting discounts and offering costs on secondary offering (7)	-	-
Income (loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)
Net realized and unrealized gain on investments	2.31	3.77
Total increase from investment operations	2.30	3.74
Less Dividends to Preferred Stockholders:
Net investment income	-	-
Return of capital	(0.02)	(0.01)
Total dividends to preferred stockholders	(0.02)	(0.01)
Less Dividends to Common Stockholders:
Net investment income	-	-
Return of capital	(0.44)	(0.97)
Total dividends to common stockholders	(0.44)	(0.97)
Net Asset Value, end of period	$28.37	$26.53
Per common share market value, end of period	$29.44	$27.06
Total Investment Return Based on Market Value (3)	10.48%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$418,339	$336,553
Ratio of expenses to average net assets before waiver: (4) (6)	2.35%	2.01%
Ratio of expenses to average net assets after waiver: (4) (6)	2.04%	1.73%

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FINANCIAL HIGHLIGHTS
(Continued)
	Period from December 1, 2004 through February 28, 2005 (Unaudited)	Period from February 27, 2004 (1) through November 30, 2004

Ratio of expenses, without regard to non-recurring organizational expenses,
to average net assets before waiver: (4) (6)	2.35%	1.90%
Ratio of expenses, without regard to non-recurring organizational expenses,
to average net assets after waiver: (4) (6)	2.04%	1.62%
Ratio of net investment loss to average net assets before waiver: (4) (6)	(0.62)%	(0.45)%
Ratio of net investment loss to average net assets after waiver: (4) (6)	(0.31)%	(0.17)%
Portfolio turnover rate	2.82%	1.39%
Tortoise Auction Rate Senior Notes, end of period (000's)	$110,000	$110,000
Tortoise Preferred Shares, end of period (000's)	$35,000	$35,000
Per common share amount of borrowings outstanding at end of period	$7.46	$8.67
Per common share amount of net assets, excluding borrowings, at end of period	$35.83	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$5,121	$4,378
Series B	$5,121	$4,378
Asset coverage, per $25,000 liquidation value per share of preferred shares	$323,814	$265,395
Asset coverage ratio of auction rate senior notes (5)	512%	438%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes and MMP shares at the end of the period divided by Auction rate senior notes outstanding at the end of the period.
(6)	The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.
(7)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share.
See Accompanying Notes to the Financial Satements.

13

NOTES TO FINANCIAL STATEMENTS
Unaudited
February 28, 2005

1. Organization
Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG”.

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

14

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends to Shareholders
Dividends to common shareholders are recorded on the ex-dividend date. The character of dividends to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the periods ended February 28, 2005 and November 30, 2004, the Company’s dividend, for book purposes, was comprised entirely of return of capital as a result of the net investment loss incurred by the Company. For the period ended November 30, 2004, for tax purposes, the Company determined the current dividend to common shareholders is also comprised of 100% return of capital.

Dividends to preferred shareholders are based on a variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

15

G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk
The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

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The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2005, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$726,336
Organization costs	77,689
804,025
Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	51,556,779
Basis of investment in MLPs	1,521,024

53,077,803
Total net deferred tax liability	$52,273,778

For the period from December 1, 2004 to February 28, 2005, the components of income tax expense include $19,693,118 and $2,250,642 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the period from December 1, 2004 to February 28, 2005, the Company had net income for federal income tax purposes of approximately $844,000. For the fiscal year ended November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ending November 30, 2024.

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate	$19,633,338
State income taxes, net of federal tax benefit	2,243,810
Other, net	66,612
Total	$21,943,760

At February 28, 2005, the Company did not record a valuation allowance against its deferred tax assets.

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At February 28, 2005, the cost basis of investments for federal income tax purposes was $478,729,279 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$135,254,260
Gross unrealized depreciation	-
Net unrealized appreciation	$135,254,260

6. Investment Transactions
For the period ended February 28, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $64,071,497 and $15,508,802 (excluding short-term debt securities and interest rate swaps), respectively.

7. Auction Rate Senior Notes
The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of February 28, 2005 were 2.80% and 2.90%, respectively. The weighted average interest rates for Series A and Series B for the period from December 1, 2004 through February 28, 2005, were 2.72% and 2.71%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8. Preferred Shares
The Company has 7,500 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

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Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of February 28, 2005 was 2.97%. The weighted average dividend rate for the period from December 1, 2004 through February 28, 2005, was 2.82%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

9. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of February 28, 2005, were as follows:

Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation
				1 month
U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	U.S. Dollar LIBOR	$ 431,106
				1 month
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	U.S. Dollar LIBOR	393,332
					$ 824,438

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contract. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty. As of February 28, 2005, the exposure to credit risk was $824,438.

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10. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 14,744,095 shares outstanding at February 28, 2005. Transactions in common shares for the period February 27, 2004 to November 30, 2004 and from December 1, 2004 to February 28, 2005, were as follows:

Shares at February 27, 2004	23,047
Shares sold through initial public offering and exercise of over allotment options	12,600,000
Shares issued through reinvestment of dividends	61,107

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of over allotment options	2,018,281
Shares issued through reinvestment of dividends	41,660
Shares at February 28, 2005	14,744,095

11. Subsequent Events
On March 1, 2005 the Company paid a dividend in the amount of $0.44 per share, for a total of $6,487,402. Of this total, the dividend reinvestment amounted to $1,226,323.

The Company’s Board of Directors approved the issuance of $55,000,000 of Series C auction rate senior notes. This issuance is projected to close in early April 2005.

A description of the policies that Tortoise Energy uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Energy is available to stockholders (i) without charge, upon request, by calling Tortoise Energy at (913) 981-1020; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

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